                         Morgan Stanley Strategist Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2004 - July 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Daimle  5/10/    -     $99.99 $2,000,  950,00    0.05%  0.47%    Banc   Deutsc
   r      05                    000       0                       of      he
Chrysl                                                          Americ   Bank
  er                                                              a     Securi
 Auto                                                           Securi   ties
 Trust                                                           ties
                                                                 LLC,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
                                                                 RBS
                                                                Greenw
Harrah  5/19/    -     $99.25 $750,00  285,00    0.04%  0.14%    ich    Citigr
  's      05                   0,000      0                     Capita    oup
Operat                                                            l,
  ing                                                           Wells
Compan                                                          Fargo
y Inc.                                                          Securi
                                                                ties,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                  S,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.